As Filed with the Securities and Exchange Commission on October 3, 1997


                                                    Registration No. 33-96776-A

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________


                        POST-EFFECTIVE AMENDMENT NO. 7 TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                   __________


                             IMV LEASE/CAPITAL, INC.
--------------------------------------------------------------------------------
                 (Name of small business issuer in its charter)

       FLORIDA                        6770                    65-0525864
(State or jurisdiction    (Primary Standard Industrial    (I.R.S. Employer
 of incorporation or       Classification Code Number)     Identification No.)
     organization)

         19727 Oakbrook Circle, Boca Raton, Florida 33434 (561) 483-9940
         ---------------------------------------------------------------
          (Address and telephone number of principal executive offices)

         19727 Oakbrook Circle, Boca Raton, Florida 33434 (561) 483-9940
         ---------------------------------------------------------------
(Address of principal place of business or intended principal place of business)

                                 Todd E. Levine
                             IMV LEASE/CAPITAL, INC.
                              19727 Oakbrook Circle
                            Boca Raton, Florida 33434
                                 (561) 483-9940
            (Name, address and telephone number of agent for service)

                                 With a copy to:
                              James Schneider, Esq.
                      Atlas, Pearlman, Trop & Borkson, P.A.
                           200 East Las Olas Boulevard
                         Fort Lauderdale, Florida 33301
                                 (954) 763-1200
                    _________________________________________

      IMV Lease/Capital, Inc. (the "Company") hereby amends its Registration Statement on Form SB-2 by filing this Post-Effective Amendment No. 7.

                               DE-REGISTRATION OF SECURITIES

      Pursuant to the Company's Registration Statement, which became effective with the Securities and Exchange Commission on March 14, 1996, 100,000 shares of Common Stock were registered under the Securities Act of 1933. Pursuant to the Company's undertaking included in the Registration Statement, the Company hereby de-registers 100,000 shares of Common Stock.










































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


                                   SIGNATURES

      In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Amendment No. 7 to Form SB-2 and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Ft. Lauderdale, State of Florida, on this 30th day of September, 1997.


                                    IMV LEASE/CAPITAL, INC.



                                    By:/s/Todd E. Levine
                                       ---------------------------
                                       Todd E. Levine, President,
                                       Chief Executive Officer


      In accordance with the requirements of the Securities Act of 1933, this Registration Statement on Form SB-2 has been signed by the following persons in the capacities and on the dates indicated.

Signatures                    Title                          Date
----------                    -----                          ----

                              President, Chief
                              Executive Officer
                              (Principal Executive
                              Financial and Accounting
/s/Todd E. Levine             Officer) and Director
-----------------
Todd E. Levine                                              September 30, 1997












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